Exhibit 99.2

NEW MOTION, INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005
AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
New Motion, Inc.

We have audited the accompanying consolidated balance sheet of New Motion, Inc. and subsidiary as of December 31, 2005, and the related consolidated statements of income, stockholders’ equity, and cash flows for the period from inception (February 23, 2004) to December 31 2004 and for the year ended December 31, 2005. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New Motion, Inc. and subsidiary as of December 31, 2005, and the results of their operations and their cash flows for the period from inception (February 23, 2004) to December 31, 2004 and for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Irvine, California
February 9, 2007

NEW MOTION, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,
	2005	2006
		(Unaudited)
ASSETS

CURRENT ASSETS
Cash	$350,000	$284,000
Accounts receivable, net of allowance for doubtful
accounts of $1,035,000 and $1,247,000, respectively	1,367,000	3,426,000
Employee advance		287,000
Prepaid income taxes		37,000
Prepaid expenses	43,000	84,000
	1,760,000	4,118,000

PROPERTY AND EQUIPMENT	94,000	100,000

OTHER ASSETS
Deferred income taxes	-	70,000
Deposits and other assets	42,000	49,000
	42,000	119,000

TOTAL ASSETS	$1,896,000	$4,337,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$741,000	$2,012,000
Accrued expenses	200,000	541,000
Short-term notes payable to related parties	324,000	-
Deferred income taxes	232,000	198,000
	1,497,000	2,751,000

COMMITMENTS AND CONTINGENCIES (Note 8)

STOCKHOLDERS’ EQUITY
Common stock, par value $.001, 10,000,000 shares
authorized, 5,000,000 issued and outstanding	5,000	5,000
Additional paid-in-capital	5,000	118,000
Retained earnings	389,000	1,463,000
	399,000	1,586,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,896,000	$4,337,000

The accompanying notes are an integral part of these consolidated statements.

NEW MOTION, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

	For the Year Ended		For the Nine Months Ended
	December 31,		September 30,
	2004	2005	2005	2006
			(Unaudited)	(Unaudited)

NET SALES	$65,000	$5,867,000	$2,590,000	$12,543,000

COST OF SALES	43,000	267,000	176,000	341,000

GROSS PROFIT	22,000	5,600,000	2,414,000	12,202,000

EXPENSES
Selling and marketing		3,618,000	1,431,000	6,899,000
General and administrative	19,000	1,289,000	619,000	3,034,000
	19,000	4,907,000	2,050,000	9,933,000

INCOME FROM OPERATIONS	3,000	693,000	364,000	2,269,000

OTHER EXPENSE (INCOME)
Other expense, net		27,000	10,000	214,000
Interest expense		9,000	4,000	14,000
		36,000	14,000	228,000
INCOME BEFORE PROVISION
FOR INCOME TAXES	3,000	657,000	350,000	2,041,000

PROVISION FOR INCOME TAXES	1,000	270,000	143,000	967,000

NET INCOME	$2,000	$387,000	$207,000	$1,074,000

NET INCOME PER SHARE:

Basic	$0.00	$0.08	$0.04	$0.21
Diluted	$0.00	$0.08	$0.04	$0.19

WEIGHTED AVERAGE SHARES OUTSTANDING:

Basic	5,000,000	5,000,000	5,000,000	5,000,000
Diluted	5,000,000	5,000,000	5,000,000	5,540,000

The accompanying notes are an integral part of these consolidated statements.

NEW MOTION, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM INCEPTION (FEBRUARY 23, 2004) TO SEPTEMBER 30, 2006

			Additional
	Common Stock		Paid In	Retained
	Shares	Amount	Capital	Earnings	Total

BALANCE AT INCEPTION
FEBRUARY 23, 2004	None	None	None	None	None

ISSUANCE OF COMMON
STOCK OF RINGTONE PTY
LIMITED (as adjusted for stock
split and recapitalization, Note 4)	5,000,000	-			-

NET INCOME				$2,000	$2,000

BALANCE AT
DECEMBER 31, 2004	5,000,000	None	None	2,000	2,000

RECAPITALIZATION OF NEW
MOTION, INC. (NOTE 4)		$5,000	$5,000		10,000

NET INCOME				387,000	387,000

BALANCE AT
DECEMBER 31, 2005	5,000,000	5,000	5,000	389,000	399,000

STOCK-BASED
COMPENSATION EXPENSE
(Unaduited)			113,000		113,000

NET INCOME (Unaudited)				1,074,000	1,074,000

BALANCE AT
SEPTEMBER 30, 2006
(Unaudited)	5,000,000	$5,000	$118,000	$1,463,000	$1,586,000

The accompanying notes are an integral part of these consolidated statements.

NEW MOTION, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended		For the Nine Months Ended
	December 31,		September 30,
	2004	2005	2005	2006
			(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,000	$387,000	$207,000	$1,074,000
Adjustments to reconcile net income
to net cash from operating activities:
Allowance for doubtful accounts		1,035,000	415,000	212,000
Depreciation and amortization		9,000	3,000	18,000
Stock-based compensation expense		-	-	113,000
Deferred income taxes		232,000	125,000	(104,000)

Changes in operating assets and liabilities:
Accounts receivable	(24,000)	(2,378,000)	(1,597,000)	(2,271,000)
Employee advances				(287,000)
Prepaid income taxes				(37,000)
Prepaid expenses		(43,000)	(22,000)	(41,000)
Deposits and other assets		(42,000)	(42,000)	(7,000)
Accounts payable	8,000	1,028,000	989,000	1,271,000
Accrued expenses	2,000	198,000	80,000	341,000

Net Cash Provided By (Used In)
Operating Activities	(12,000)	426,000	158,000	282,000

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment		(103,000)	(93,000)	(24,000)

Net Cash Used In Investing Activities		(103,000)	(93,000)	(24,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from recapitalization		10,000	10,000
Borrowings from short-term notes payable
to related parties	15,000	355,000	271,000
Repayment of short-term notes payable
to related parties		(341,000)	(224,000)	(324,000)

Net Cash Provided By (Used In)
Financing Activities	15,000	24,000	57,000	(324,000)

NET CHANGE IN CASH	3,000	347,000	122,000	(66,000)

CASH AT BEGINNING OF PERIOD		3,000	3,000	350,000

CASH AT END OF PERIOD	$3,000	$350,000	$125,000	$284,000

The accompanying notes are an integral part of these consolidated statements.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies

Nature of Business

New Motion, Inc. (the “Company” or “New Motion”) is a privately held digital entertainment company headquartered in Irvine, California. The Company provides a wide range of digital entertainment products and services, using the power of the Internet, the latest in mobile technology, and traditional marketing / advertising methodologies in our three product lines: MobileSidewalk™, RingtoneChannel and Bid4Prizes. MobileSidewalk™ is one of the largest U.S. based mobile entertainment companies, RingtoneChannel is a mobile storefront provider, and Bid4Prizes is a low-bid mobile auction game. In 2004 the Company began to sell ringtones internationally and then launched its first ringtone subscription service in the USA in February 2005. In August 2005, the Company launched its first successful text message campaign incorporating music trivia. In March of 2006, the Company partnered with Goldpocket Wireless to enhance the proficiency and performance of its mobile service offering. The Company manages its business under one reportable entity.

History

Ringtone Channel Pty Limited, an Australian developer and aggregator of ringtones (“Ringtone Channel”), was incorporated on February 23, 2004 and was acquired by BroadSpring, Inc., a Delaware corporation (“Broadspring”), in June 2004 as a wholly-owned subsidiary to explore mobile opportunities in the United States market. In March 2005, Broadspring stockholders formed New Motion, a Delaware corporation with common ownership with Broadspring, with the intent of exploring mobile opportunities in the USA and the eventual possibility of transferring the mobile business out of Broadspring. Beginning June 2005, Ringtone Channel continued operations as a legal subsidiary of New Motion. This transition was deemed a continuation of an existing business controlled by common ownership and the historical operating results of Ringtone Channel from its inception in February 2004 to the date of the recapitalization (see Note 4) are therefore included in the financial statements of New Motion. All expenditures by BroadSpring on behalf of Ringtone Channel during the period in which it was a subsidiary of BroadSpring were recorded in the historical operating results of Ringtone Channel and thus were included in the financial statements of the combined New Motion-Ringtone Channel entity. The assets and liabilities of Ringtone Channel were recorded at their historical cost basis at that time of the recapitalization and not marked to fair value by either BroadSpring or New Motion.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies (Continued)

Principles of Consolidation

The consolidated financial statements include the accounts of Ringtone Channel from its inception in February 2004 and the accounts of New Motion from its inception in March 2005. All significant intercompany balances and transactions have been eliminated in consolidation.

The Company has focused its efforts on the high-growth opportunities in the United States market with less focus on the international market that was historically Ringtone Channel’s business. As such, by September 2006, the operations of Ringtone Channel were essentially blended into the operations of New Motion and the Company began the process for the eventual dissolution of the Ringtone Channel legal entity.

Interim Financial Information

The unaudited financial statements as of September 30, 2006 and for the nine months ended September 30, 2005 and 2006 include, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the Company’s financial position, results of operations and cash flows. Operating results for the nine months ended September 30, 2006 are not necessarily an indication of the results that may be expected for the entire fiscal year.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management are, among others, the recognition of revenue and related chargebacks and other credits, realizability of accounts receivable, recoverability of long-lived assets, valuation of stock options and deferred taxes. Actual results could materially differ from those estimates.

Risks and Uncertainties

The Company operates in industries that are subject to intense competition, government regulation and rapid technological change. The Company’s operations are subject to significant risks and uncertainties including financial, operational, technological, regulatory and other risks associated with an operating business, including the potential risk of business failure.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies (Continued)

Fair Value of Financial Instruments

The carrying amounts of current assets and liabilities are reasonable estimates of their fair value because of the short maturity of these items. The Company believes the fair value of its convertible short-term notes payable to related parties cannot be estimated as these transactions can not be considered to be arm’s length transactions. These balances are carried at historical value. The Company determined that it was not necessary to separately value the conversion feature within the note agreements (See Note 3).

Foreign Currency Risk

The Company has conducted a small amount of sales activity in Australia which is collected by our billing partner in Australian currency and remitted to the Company in the USA. In addition, the Company’s subsidiary in Australia conducts its business in its local currency. The Company has experienced insignificant foreign exchange gains and losses to date without engaging in any hedging activities.

Concentration of Credit Risk

Financial instruments that subject the company to credit risk consist primarily of cash and accounts receivable. The Company maintains cash balances in bank deposit accounts that, at times, may exceed federally insured limits. Accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. The Company places its cash with high quality financial institutions and limits the amount of credit exposure to any one institution. At December 31, 2005 and September 30, 2006, the Company had approximately $199,000 and $158,000, respectively, in excess of federally insured limits. The Company has not experienced any losses in such accounts. The Company extends credit to its customers, all on an unsecured basis, after performing certain credit analysis. The Company performs ongoing credit evaluations of its customers and maintains an allowance for doubtful accounts for potential credit losses.

The Company is currently utilizing several billing partners in order to provide content and subsequent billings to its customers. These partner companies have not had long operating histories in the USA or operations with traditional business models. These companies face a greater business risk in the market place, due to a constant evolving business environment that stems from the infancy of the USA mobile content industry.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies (Continued)

Concentration of Credit Risk (Continued)

From inception to December 31, 2004, the Company’s sales were mainly derived from two customers. The Company’s sales were derived entirely from two customers for the year ended December 31, 2005 and from three customers for the nine months ended September 30, 2006. Approximately 99% of the Company’s sales for the year ended December 31, 2005 and the nine months ended September 30, 2006 were within the United States. For the year ended December 31, 2004, 100% of the Company’s sales were outside the United States, primarily in Europe.

The following table reflects the concentration of sales with these customers:

	For the Year Ended		For the Nine Months Ended
	December 31,		September 30,
	2004	2005	2005	2006
			(Unaudited)	(Unaudited)
Significant Customers:
Revenues
Customer A	-%	22%	31%	43%
Customer B	-%	78%	69%	9%
Customer C	-%	-%	-%	48%
Customer D	44%	-%	-%	-%
Customer E	48%	-%	-%	-%

Accounts receivable
Customer A		91%		20%
Customer B		9%		8%
Customer C		-%		71%
Customer D		-%		-%
Customer E		-%		-%

For the year ended December 31, 2005, the Company’s advertising and marketing expenses were concentrated with three vendors, each of which provided more than 10% of the total and collectively accounted for 58% of total selling and marketing expenses. For the nine months ended September 30, 2006, the Company’s advertising and marketing expenses were concentrated with one vendor, who provided more than 10% of the total and collectively accounted for 33% of total selling and marketing expenses. There were no marketing expenses in 2004.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies (Continued)

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company makes estimates for future refunds, charge backs or credits, and provides for these probable uncollectible amounts through a credit to a valuation allowance and a reduction of recorded revenues in the period for which the sale occurs based on analyses of previous rates and trends, which have historically varied between 10% and 17% of gross revenue. This reserve is reconciled once a carrier remits total payment to the Company’s aggregator, who subsequently remits payments to the Company, usually between 90-120 days after billing. Balances that are still outstanding and deemed uncollectible after management has performed this reconciliation are written off through a charge to the valuation allowance and a credit to trade accounts receivable. The Company has an arrangement with its aggregators that allows for the collection of 70% of the outstanding receivable from the aggregator within 30 days, instead of waiting the 90-120 days for the final carrier confirmation of the receivable. The Company believes that the reserve established against the accounts receivable balance is adequate to cover any credits and chargebacks from the carrier and that the Company will not be required to repay any amounts to the aggregator.

Property and Equipment

The Company provides for depreciation over estimated useful lives, ranging from three to five years, using the straight-line method. Repairs and maintenance expenditures that do not significantly add value to property and equipment, or prolong its life, are charged to expense, as incurred. Gains and losses on dispositions of property and equipment are included in the operating results of the related period.

Impairment of Long-Lived Assets

Long-lived assets, such as property and equipment subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, or at least annualy. Assets to be disposed of, if any, would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. For each of the periods reported herein, the Company’s Management believes there is no impairment of its long-lived assets. There can be no assurance, however, that market conditions will not change or demand for the Company’s products or services will continue which could result in impairment of long-lived assets in the future.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies (Continued)

Stock-Based Compensation

The Company has historically utilized the fair value method of recording stock-based compensation as contained in Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” as amended, whereby, compensation expense is measured at the grant dated based on the value of the award and is recognized over the service period, which is usually the vesting period. The fair value of stock options is estimated on the grant date using the Black-Scholes option pricing model.

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123(R)”), which is a revision of SFAS No. 123. SFAS No. 123(R) supersedes Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and amends SFAS No. 95, “Statement of Cash Flows.” Generally, the approach in SFAS No.123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. SFAS No. 123(R) also establishes accounting requirements for measuring, recognizing and reporting share-based compensation, including income tax considerations. One such change was the elimination of the minimum value method, which under SFAS No. 123 permitted the use of zero volatility when performing Black-Scholes valuations. Under SFAS No. 123(R), companies are required to use expected volatilities derived from the historical volatility of the company’s stock, implied volatilities from traded options on the company’s stock and other factors. SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current accounting literature.

The provisions of SFAS No. 123(R) were effective for and adopted by the Company as of January 1, 2006. As the Company was using the fair market value accounting for stock based compensation pursuant to SFAS No. 123, the adoption of SFAS No. 123(R) was made using the modified prospective method. Under the modified prospective application, the cost of new awards and awards modified, repurchased or cancelled after the required effective date and the portion of awards for which the requisite service has not been rendered (unvested awards) that are outstanding as of the required effective date will be recognized as the requisite service is rendered on or after the required effective date. The compensation cost for that portion of awards shall be based on the grant-date fair value of those awards as calculated under SFAS No. 123.

Since the Company had previously recorded stock compensation expense under the fair value method prescribed by SFAS No. 123, the adoption of SFAS No. 123(R) did not have a significant impact on the Company’s results of operations, income taxes or earnings per share.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Company recognizes revenue from the sale or subscription of its applications to wireless subscribers under distribution agreements with wireless carriers and other distributors in the period in which the applications are purchased or over the period in which the applications are subscribed, assuming that: fees are fixed and determinable; we have no significant obligations remaining; and collection of the related receivable is reasonably assured. The Company makes estimates and creates reserves for future refunds, charge backs or credits in the period for which the sale occurs based on analyses of previous rates and trends, which have historically varied between 10% and 17% of gross revenue. This reserve is reconciled once a carrier remits total payment to our aggregator, who subsequently remits payment to us usually 90-120 after billing. Management reviews the revenues by carrier on a monthly basis and gross billings on a daily basis to identify unusual trends that could indicate a operational, carrier or market issues which could lead to a material misstatement in any reporting period. Additionally, on a weekly basis, management monitors cash settlements made by carriers to our aggregators. The Company’s policy is to record differences between recognized revenues and actual revenues in the next reporting period once the actual amounts are determined. To date, differences between estimates and ultimate reconciled revenues have not been significant.

Revenues earned from certain aggregators may not be reasonably estimated. In these situations, the Company’s policy is to recognize revenue upon the receipt of a carrier revenue report, which usually is received just prior to actual cash collection (i.e., on a cash basis). These revenue amounts are not significant.

In accordance with Emerging Issues Task Force (“EITF”) No. 99-19, “Reporting Revenue Gross as a Principal Versus Net as an Agent,” the Company recognizes as revenues the net amount the wireless carrier or distributor pays to the Company upon the sale of applications, net of any service or other fees earned and deducted by the wireless carrier or distributor. The Company has evaluated its wireless carrier and distributor agreements and has determined that it is not the principal when selling its applications through wireless carriers.

Research and Development Costs

The Company charges costs related to research, design and development of products to research and development expense as incurred. The types of costs included in research and development expenditures include salaries, contractor fees and related expenses.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies (Continued)

Software Development Costs

The Company accounts for software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed.” Costs incurred in the research and development of software products and enhancements to existing software products are expensed until the time when technological feasibility is established. Costs incurred from that point through the point the product is available for general release to customers are capitalized. Under the Company’s current practice of developing new applications, the technological feasibility of the underlying software is not established until substantially all product development is complete, which generally includes the development of a working model. As a result, to date, the Company has not capitalized any costs relating to its application development because the costs incurred after the establishment of technological feasibility of applications have not been significant.

Advertising and Marketing Expense

The Company expenses advertising and marketing costs as incurred. For the year ended December 31, 2005 advertising and marketing expenses were $3,618,000. For the periods ending September 30, 2005 and September 30, 2006, the Company incurred approximately $1,431,000 and $6,899,000 in advertising and marketing expenses, respectively. There were no advertising and marketing expenses during the year ended December 31, 2004.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date.

Earnings per Share

Basic earnings per share (“EPS”) is computed by dividing reported earnings by weighted average shares common shares outstanding for the period. Diluted EPS includes the effect, if any, of the potential issuance of additional common shares as a result of the exercise or conversion of dilutive securities, using the treasury stock method. Potential dilutive securities for the Company include outstanding stock options and convertible debt.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies (Continued)

New Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a framework for measuring the fair value of assets and liabilities. This framework is intended to provide increased consistency in how fair value determinations are made under various existing accounting standards that permit, or in some cases require, estimates of fair market value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year. The Company is currently in the process of evaluating the impact of this pronouncement on its financial statements.

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes —an interpretation of FASB Statement No. 109" , which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes". This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financials statements uncertain tax positions that it has taken or expects to take on a tax return, including a decision whether to file or not to file a return in a particular jurisdiction. Under the Interpretation, the financial statements must reflect expected future tax consequences of these positions presuming the taxing authorities’ full knowledge of the position and all relevant facts. The Interpretation also revises disclosure requirements and introduces a prescriptive, annual, tabular roll-forward of the unrecognized tax benefits. This Interpretation is effective for fiscal years beginning after December 15, 2006. The Company will adopt this provision in the first quarter of 2007 and is currently evaluating the impact of this provision on its financial position, results of operations and cash flows.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin (“SAB”) No. 108, "Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements", which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. The Company will be required to adopt the provisions of SAB No. 108 in its fiscal year 2006. The Company does not believe the adoption of SAB No. 108 will have a material impact on our consolidated financial position, results of operations or cash flows.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Property and Equipment

Property and equipment consists of the following:

	December 31,	September 30,
	2005	2006
		(Unaudited)
Computer hardware	$40,000	$41,000
Furniture and fixtures	63,000	86,000
	103,000	127,000
Less: accumulated depreciation	(9,000)	(27,000)
	$94,000	$100,000

There was no property and equipment as of December 31, 2004 and no depreciation expense for the year then ended. Depreciation expense for the year ended to December 31, 2005 was $9,000. For the periods ending September 30, 2005 and September 30, 2006 depreciation expense was $3,000 and $18,000, respectively.

NOTE 3 - Short-Term Notes Payable

During June and August 2005, the Company entered into a series of short-term notes with certain of its executives to fund general operating expenses. The notes were all twelve month notes that bore 7.5% simple interest per annum. The notes included the right to convert the notes into common stock of the Company, at the option of the Company, upon the first equity financing transaction of at least $500,000. The conversion price for these notes was to be 80% of the per share price of the equity transaction. In addition, in the event of such an equity financing transaction, under the terms of the note agreements, the Company would have been required to issue stock warrants to the note holders totaling 30% of the number of shares issuable upon conversion of the notes. The conversion price of the warrants would have been equal to the per share price of the equity transaction. The Company reviewed the terms of the conversion feature and contingent warrants within these note agreements in light of EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios,” and EITF 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments,” and concluded that separate accounting for these features at the date of issuance was not necessary due that the conversion was at the option of the Company, this option was contingent upon a future undeterminable event, and the number of shares and warrants to be issued was not determinable until the future event would have occurred. As of December 31, 2005, no such equity transaction had been consummated by the Company. The remaining balances of these notes totaled $270,000 as of December 31, 2005, and during the nine months ended September 30, 2006 these notes were repaid in full.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - Short-Term Notes Payable (Continued)

In June 2005, in connection with the acquisition of substantially all of the assets of Ringtone Channel from BroadSpring, the Company issued a short-term note payable to Broadspring related to marketing expenses incurred by Broadspring on behalf of Ringtone Channel. Under this note, the Company undertook to reimburse the marketing expenses totaling $295,000 within one year. This note bears interest at 3.4%. The remaining balance of this note was $53,730 as of December 31, 2005, and during the nine months ended September 30, 2006 the note was repaid in full.

NOTE 4 - Stockholders’ Equity

Common Stock

Ringtone Channel was incorporated on February 23, 2004 with an authorized common stock of 100 shares at $1 par value. New Motion was incorporated on March 21, 2005 with an authorized common stock of 10,000,000 shares at $.001 par value. As discussed in Note 1, Ringtone Channel was transferred to New Motion from a company under common ownership with New Motion. Accordingly, New Motion from its inception was considered to be a continuation of the Ringtone Channel business. In connection with this transfer, the Company issued 1,000,000 shares to its stockholders in May 2005 in return for $100,000 in proceeds and then paid $90,000 of these proceeds back to Broadspring for all the outstanding shares of Ringtone Channel. The change in the equity structure of the Company at the time of the transfer was a recapitalization with net proceeds of $10,000 but no change in the percentage of ownership amongst the stockholders. In June 2005, the Board of Directors of the Company approved a 5 for 1 stock split, thus bringing the outstanding common stock issued up to 5,000,000 shares. As such, for comparative purposes, the 5,000,000 shares of outstanding common stock of the combined entity, after recapitalization and the 5 for 1 stock split, has been retroactively applied to the inception of the Company in February 2004 and consistently applied throughout all periods presented.

In November 2005, the Board of Directors approved an employee stock incentive program whereby 1,000,000 shares of common stock were reserved for issuance under the Stock Incentive Plan.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - Stock Awards

Stock Incentive Plan

In 2005, the Company established the Stock Incentive Plan, “the Plan”, for eligible employees and other directors and consultants. Under the Plan, officers, employees and non-employees may be granted options to purchase the Company’s common stock at no less than 100% of the market price at the date the option is granted. Since the Company’s stock is not publicly traded, the market price at the date of grant has historically been determined by third party valuation. Incentive stock options granted to date typically vest at the rate of 33% on the anniversary of the vesting commencement date, and 1/24th of the remaining shares on the last day of each month thereafter until fully vested. The options expire ten years from the date of grant subject to cancelation upon termination of employment or in the event of certain transactions, such as a merger of the Company. In connection with the transaction discussed in Note 12, there could be a modification to the stock incentive plan.

To value awards granted, the Company uses the Black-Scholes option pricing model. The Company determines the assumptions in this pricing model at the grant date. For options granted prior to January 1, 2006, the Company used the minimum value method for volatility, as permitted by SFAS No. 123, resulting in 0% volatility. For options granted or modified after January 1, 2006, the Company based expected volatility on the historical volatility of a peer group of publicly traded entities. The Company has limited history with its stock option grants, during which time there has been limited stock option exercise and forfeiture activity on which to base expected maturity. Management estimates that on average, options will be outstanding for approximately 7 years. The Company bases the risk-free rate for the expected term of the option on the U.S. Treasury Constant Maturity rate as of the grant date.

The fair value of each option award within the Plan was estimated on the date of grant or modification using a Black-Scholes valuation model that used the assumptions noted in the following table:

Grant/Modification Date	June 2005	June 2005	September 2006	September 2006
	(Grant)	(Grant)	(Modification)	(Grant)
Stock price	$.32	$.32	$1.70	$1.70
Strike Price	$.70	$.77	$.70	$3.40
Maturity	7 years	7 years	7 years	7 years
Risk free interest rate	4%	4%	5%	5%
Volatility	0%	0%	86%	86%
Fair market value per share	None	None	$1.48	$1.19

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - Stock Awards (Continued)

Stock Incentive Plan (Continued)

Stock option activity under the Plan was as follows:
		Weighted-	Estimated
		Average	Aggregate
	Number of	Exercise	Intrinsic
	Shares	Price	Value
Outstanding at January 1, 2005	None
Granted	946,500	$0.73
Outstanding at December 31, 2005	946,500	$0.73
Exercisable at December 31, 2005	30,000	$0.70

Granted	5,000	$3.40
Forfeited or cancelled	(22,500)	$0.70
Outstanding at September 30, 2006	929,000	$0.74	$892,000
Vested or expected to vest at September 30, 2006	929,000	$0.74	$892,000
Exercisable at September 30, 2006	468,586	$0.72	$459,000

In connection with the termination of an executive, the vesting of approximately 76,000 options was accelerated in September 2006. Additional compensation expense associated with these options was valued under SFAS No.123(R), resulting in $113,000 ($113,000 after tax) of compensation expense recorded immediately at the date of modification.

Grants Outside of Plan

In September 2006, the Company issued options to purchase 250,000 shares of the Company’s common stock to an executive of the Company. These options were issued outside of the Plan due to a limitation in the number of shares available under the Plan, and were issued at an exercisable price of $3.40 with other terms similar to those issued under the Plan. There were no other options granted outside of the Plan.

Awards granted outside the Plan are valued in the same manner as options granted under the Plan, including the methods of deciding upon the assumptions used in the Black-Scholes valuation. The fair value of the option award outside the Plan was estimated on the date of grant using a Black-Scholes valuation model that used the assumptions noted in the following table:

Grant/Modification Date	September 2006
(Grant)
Stock price	$1.70
Strike Price	$3.40
Maturity	7 years
Risk free interest rate	5%
Volatility	86%
Fair market value per share	$1.19

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - Stock Awards (Continued)

Grants Outside of Plan (Continued)

Stock option activity outside the Plan was as follows:

		Weighted-	Estimated
		Average	Aggregate
	Number of	Exercise	Intrinsic
	Shares	Price	Value
Outstanding at January 1, 2006	None
Granted	250,000	$3.40
Outstanding at December 31, 2005	250,000	$3.40	None
Vested or expected to vest at September 30, 2006	250,000	$3.40	None
Exercisable at September 30, 2006	None		None

The following table summarizes information concerning currently outstanding and exercisable stock options as of September 30, 2006:

		Weighted-
		Average	Weighted-		Weighted
Range of		Remaining	Average		Average
Exercise	Options	Contractual	Exercise	Options	Exercise
Prices	Outstanding	Life (Years)	Price	Exercisable	Price

Within Plan
$0.70	524,000	8.7	$0.70	301,919	$0.70
$0.77	400,000	8.7	$0.77	166,667	$0.77
$3.40	5,000	9.7	$3.40	-	$3.40

Outside of Plan
$3.40	250,000	9.7	$3.40	-	$3.40

For the nine months ended September 30, 2006, $113,000 ($113,000 after tax) of compensation was recorded, as a result of the option modification discussed above, there was no other compensation expense recorded related to stock options for any of the periods presented. No stock-based compensation costs were capitalized as part of the cost of an asset for any of the periods presented. Additionally, SFAS No. 123(R) requires that the tax benefit from the tax deduction related to share-based compensation that is in excess of recognized compensation costs be reported as a financing cash flow rather than an operating cash flow. Prior to January 1, 2006, the Company would have reported the entire tax benefit related to the exercise of stock options as an operating cash flow if options had been exercised. There was no tax benefit from option exercises for the nine months ended September 30, 2006.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - Stock Awards (Continued)

Compensation cost of approximately $303,000 had not yet been recognized on nonvested awards through December 31, 2005 and is expected to be recognized as follows:

Year Ending
December 31,
2006	$25,000
2007	101,000
2008	101,000
2009	76,000

$303,000

NOTE 6 - Earnings Per Share

The computational components of basic and diluted earnings per share are as follows:

		Weighted Average Shares
	Net Income	Outstanding	EPS
December 31, 2004
Basic earnings per share	$2,000	5,000,000	$0.00
Effect of dilutive stock options	-	-	-
Diluted earnings per share	$2,000	5,000,000	$0.00

December 31, 2005
Basic earnings per share	$387,000	5,000,000	$0.08
Effect of dilutive stock options	-	-	-
Diluted earnings per share	$387,000	5,000,000	$0.08

September 30, 2005
Basic earnings per share	$207,000	5,000,000	$0.04
Effect of dilutive stock options	-	-	-
Diluted earnings per share	$207,000	5,000,000	$0.04

September 30, 2006
Basic earnings per share	$1,074,000	5,000,000	$0.21
Effect of dilutive stock options	-	540,000	(0.02)
Diluted earnings per share	$1,074,000	5,540,000	$0.19

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - Earnings Per Share (Continued)

For comparative purposes, the 5,000,000 shares of outstanding common stock of the Company, after the recapitalization and the 5 for 1 stock split (as discussed in Note 4), has been retroactively applied to the inception of the Company in February 2004 and consistently applied throughout all periods presented for the purposes of earnings per share calculations.

Options to purchase an additional 520,000 shares of common stock were not included in the computation of diluted earnings per share for the year ended December 31, 2005, because their exercise price was greater than the market price of the common shares and therefore would be antidilutive.

Options to purchase an additional 383,000 and 32,000 share of common stock were not included in the computation of diluted earnings per share for the nine month periods ended September 30, 2005 and 2006, respectively, for the same reasons.

NOTE 7 - Provision for Income Taxes

The provision for income taxes consists of the following components for the periods ended as follows:

	For the Year Ended		For the Nine Months Ended
	December 31,		September 30,
	2004	2005	2005	2006
			(Unaudited)	(Unaudited)
Current:
Federal	$-	$4,000	$-	$865,000
State	-	8,000	1,000	206,000
Foreign	1,000	26,000	17,000	-
	1,000	38,000	18,000	1,071,000

Deferred:
Federal	-	188,000	100,000	(97,000)
State	-	44,000	25,000	(7,000)
	-	232,000	125,000	(104,000)

	$1,000	$270,000	$143,000	$967,000

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - Provision for Income Taxes (Continued)

The income tax effects of significant items comprising the Company's deferred income tax liabilities are as follows:

	December 31,	September 30,
	2005	2006
		(Unaudited)
Deferred tax assets:
State taxes		$70,000
Net operating loss carryforward		24,000
		94,000
Valuation Allowance		(24,000)
Total deferred tax assets	None	70,000

Deferred tax liabilities:
Depreciation	32,000	36,000
Accrual to cash adjustments	200,000	162,000
	232,000	198,000

Net deferred tax liabilities:	$232,000	$128,000

As of September 30, 2006, the Company had available approximately $81,000 of foreign net operating loss carryforward that relates to the Company’s Australian entity and may be applied against future taxable income of that entity. The foreign net operating loss carryforward will expire in 2014. The foreign net operating loss has a 100% valuation allowance as the Company does not expect to be able to utilize these losses.

A reconciliation of the Company’s income tax provision as compared to the tax provision for continuing operations calculated by applying the statutory federal tax rate at 34% to the income from continuing operations before income taxes for the periods:

	For the Year Ended				For the Nine Months Ended
	December 31,				September 30,
	2004		2005		2005		2006
					(Unaudited)		(Unaudited)
Computed expected income
tax expense at statutory rate	$1,000	33.33%	$223,000	33.94%	$119,000	34.00%	$694,000	34.00%
Benefit for graduated
federal rates	-	-	(8,000)	(1.22%)	(2,000)	0.57%	-	-
Permanent differences	-	-	9,000	1.37%	2,000	0.57%	48,000	2.35%
State taxes, net of federal
benefit	-	-	53,000	8.07%	27,000	7.71%	197,000	9.65%
Foreign rate differential	-	-	(3,000)	(0.46%)	(2,000)	(0.57%)	3,000	0.15%
Amortization of goodwill	-	-	(1,000)	(0.15%)	(1,000)	(0.29%)	(2,000)	(0.10%)
Change in valuation allowance	-	-	-	-	-	-	24,000	1.18%
Other	-	-	(3,000)	41.10%	-	-	3,000	(0.15%)
	$1,000	33.33%	270,000	41.10%	143,000	40.86%	967,000	47.38%

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - Commitments and Contingencies

Litigation

On August 24, 2006, New Motion and Burton Katz filed an action against Buongiorno USA, Inc. (“Buongiorno”) in the Superior Court of California, county of Orange, seeking a declaration that the non-competition, non-solicitation and non-interference provisions of that certain Employment Agreement dated April 11, 2005, between Burton Katz and Buongiorno, are void and unenforceable under the California Business and Professions Code, an order permanently enjoining Buongiorno from enforcing the above referenced provisions, reasonable attorneys’ fees and other costs related to the action. Subsequent to filing, Buongiorno threatened to withhold payments due to New Motion Inc. for previous sales totaling approximately $340,000.

On October 24, 2006, New Motion filed a Demand for Arbitration with the American Arbitration Association against Buongiorno pursuant to the terms of that certain Marketing Agreement dated January 10, 2006, between New Motion and Buongiorno USA, Inc., whereby New Motion agreed to market certain of Buongiorno’s services and the parties agreed to share revenue generated from such services.  The Company seeks payment of $340,000 and attorneys’ fees and other costs related to the action. Subsequently, the Company has settled the dispute with Buongiorno for $384,000 to be received in the first quarter of 2007. The Company is not liable for any additional costs related to this dispute.

In the normal course of business, the Company has been involved in various disputes, which are routine and incidental to the business. In the opinion of management the results of such disputes will not have a significant adverse effect on the financial position or the results of operations of the Company.

Operating Leases

In September 2005, the Company entered into a lease agreement for office space. Prior to that the Company paid month to month rent at a monthly rate of $3,000. Rent payments are $9,969, $10,228, and $10,487 per month through September 30, 2006, 2007, and 2008, respectively. In August 2005, the Company entered into an equipment lease for twenty four months at a monthly rental rate of $687 per month.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - Commitments and Contingencies (Continued)

Operating Leases (Continued)

The following is a schedule by years of future minimum lease payments required under operating leases that have remaining noncancellable lease terms in excess of one year on December 31, 2005.

Year Ending
December 31,
2006	$147,000
2007	188,000
2008	108,000

$443,000

Rent expense for the period ended to December 31, 2005, was approximately $39,000 for office space and approximately $2,000 for office equipment. Rent expense for the period ended to September 30, 2005 and 2006, was approximately $9,000, $95,000 for office space and approximately $0, $7,000 for office equipment, respectively.

Employment Agreements

The Company has various employment agreements for members of its management. Each employment agreement states the compensation benefits and if termination occurs the Company shall continue to pay the executive’s then-current base salary and bonus for the balance of the initial term. The average employment contract is two to three years. The future commitments under employment agreements are as follows:

Year Ending
December 31,
2006	$887,000
2007	1,578,000
2008	1,034,000
2009	233,000

$3,732,000

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 - Employee Benefit Plan

The Company’s employee benefit plan covers all eligible employees with over three months of service and includes a savings plan under Section 401(k) of the Internal Revenue Code. The savings plan allows participants to make pretax contributions up to 90% of their earnings, with the Company contributing an additional 35% of up to six percent of an employee’s compensation. During the year ended December 31, 2005, the Company contributed approximately $1,700 to the plan. For the period ending September 30, 2005 and September 30, 2006 the Company contributed $0 and $18,000, respectively.

NOTE 10 - Related Party Transactions

At various periods throughout the year ended December 31, 2005 and through the nine months ended September 30, 2006, the Company rented a house owned by one of its officers to various company employees visiting from out of town. For the year ended December 30, 2005 rent payments to this officer totaled of $3,000. For the periods ending September 30, 2005 and September 30, 2006 there were no rent payments made to this officer.

The Company utilizes the legal expertise of Stubbs, Alderton & Markiles LLP law firm, which is a founding shareholder of the Company. There were no legal fees paid in 2004. Total legal services paid to Stubbs, Alderton & Markiles LLP during the year ended December 31, 2005 totaled approximately $46,000. For the nine months ended September 30, 2005 and 2006, total legal services paid to Stubbs, Alderton & Markiles LLP were $28,000 and $107,000, respectively.

See Note 3 for related party short-term notes payable.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - Supplemental Disclosure of Cash Flow Information

Additional information to the consolidated statement of cash flows is as follows:

	For the Year Ended		For the Nine Months Ended
	December 31,		September 30,
	2004	2005	2005	2006
			(Unaudited)	(Unaudited)
CASH PAID DURING THE PERIOD FOR:

Income taxes				$1,146,000
Interest		$3,000		$20,000

NONCASH INVESTING AND FINANCING ACTIVITIES:

Assumption of note payable for
expenses paid on behalf of the
Company	-	$295,000	$295,000	-

NOTE 12 - Subsequent Event

On January 19, 2007, the Company entered into an Asset Purchase Agreement with Index Visual & Games Ltd., a Japanese corporation (“IVG”), pursuant to which the Company will purchase from IVG certain mobile associated assets of Mobliss, Inc., a Washington corporation affiliated with IVG, previously purchased by IVG. These assets do not constitute substantially all of the assets or the ongoing business of Mobliss, Inc. and thus will be accounted for at cost consistent with the purchase of specific assets and not the acquisition of a business. The Company will purchase the assets specified in the Asset Purchase Agreement through the issuance to IVG of a convertible promissory note with an aggregate principal amount of up to $2,320,000. Pursuant to the terms of the Asset Purchase Agreement, on January 19, 2007, the Company consummated the initial closing of the acquisition wherein the Company issued the IVG Note in the principal amount of $500,000 to IVG and received all of the assets to be purchased under the Asset Purchase Agreement, other than certain cellular carrier connection contracts described under the Asset Purchase Agreement. On January 26, 2007, the Company increased the principal amount of the IVG Note by $580,000 to $1,080,000 in payment of the assignment of one of the cellular carrier connection contracts listed in the Asset Purchase Agreement. Both the Company and IVG will use commercially reasonable efforts to facilitate either an assignment of the agreements not yet assigned to the Company in the initial closing or to facilitate the issuance and execution of new agreements between the carriers and the Company, on or before February 28, 2007. Pursuant to the terms of the Asset Purchase Agreement, the Company will pay additional sums to IVG, on March 7, 2007 for all cellular carrier connection contracts assigned or issued to the Company between January 26, 2007 and February 28, 2007, by increasing the principal amount of the IVG Note up to a maximum of $2,320,000. Unless requested by the Company, the Company will have no obligation to purchase any cellular carrier connection contracts listed in the Asset Purchase Agreement and not assigned to the Company by February 28, 2007.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - Subsequent Event (Continued)

The IVG Note bears interest at the rate of 5% per annum accruing from the time amounts are advanced thereunder and matures on the earlier of November 30, 2007 or 30 days after delivery by IVG of written notice to the Company demanding payment. Prior to repayment, IVG may convert the IVG Note into shares of Common Stock at a conversion price of $3.44 per share (on a post-Reverse Split basis). The IVG Note automatically converts into shares of Common Stock at a conversion price of $3.44 (on a post-Reverse Split basis) upon the date that the Common Stock is listed on the New York Stock Exchange, American Stock Exchange, Nasdaq Global Market or Nasdaq Capital Market. The Company also granted IVG piggyback registration rights for the shares issuable upon conversion of the IVG Note. However, the Company is not obligated to register these shares within any specific period of time. The Company intends to account for this note as short-term debt and is currently evaluating the conversion feature and registration rights associated with this note, in accordance with EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios,” and EITF 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments.”

In January 2007, the Board of Directors of the Company agreed to issue warrants to both Scott Walker and SGE. The price of the warrants was set at $5 per share based on the approximate valuation placed on the Company by the current negotiations of the IVG assets and subsequent issuance of note. The total amount of warrants issued to Scott Walker and SGE were 9,900 and 6,300, respectively. To value warrants granted, the Company will use the Black-Scholes option pricing model and expense the total amount at date of grant.

On January 19, 2007, the Company also entered into a Heads of Agreement with IVG setting forth the terms of a joint venture with IVG to distribute IVG content within North America and to manage and service the assets acquired under the Asset Purchase Agreement. The joint venture, The Mobile Entertainment Channel Corporation, is a Nevada corporation in which the Company will own a 49% stake and in which IVG will own a 51% stake. Notwithstanding the respective percentage interests of each party, IVG and the Company will share equally in any dividends or other distributions made by the joint venture. The joint venture will be managed by a board of directors consisting of three members. The Company will designate one member to serve on the board of directors, IVG will designate one member to serve on the board of directors and both parties will mutually designate the third member of the board. The Company will enter into a management services agreement with the joint venture pursuant to which the Company will pay the joint venture a management fee equal to the purchase price paid under the Asset Purchase Agreement, with a maximum fee of $2,320,000, in connection with management services rendered to the Company the joint venture. The Company is required to make an advance payment on the management fee of $500,000 on or before February 28, 2007, with the remainder of the management fee payable in quarterly installments, within 30 calendar days following the end of each fiscal quarter through June 30, 2008. Each quarterly payment will equal to 10% of the payments actually received by the Company during such quarter from the cellular carrier connection contracts assigned to the Company under the Asset Purchase Agreement and the advance payment, provided, however, that the Company will not be required to make quarterly payments until the advance payment has been fully accounted for. The Company will determine the impact of this joint venture as it relates to FASB Interpretation No. 46 (R), “Consolidation of Variable Interest Entities (revised December 2003)—an interpretation of ARB No. 51”.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - Subsequent Event (Continued)

On January 31, 2007, the Company entered into an exchange agreement (“Exchange Agreement”) with MPLC, Inc., a Delaware corporation (“MPLC”), and Trinad Capital Master Fund, Ltd. (“Trinad”). The closing (the “Closing”) of the transaction contemplated by the Exchange Agreement (the “Exchange”) occurred on February 12, 2007. At the Closing, MPLC acquired all of the outstanding shares of the capital stock of the Company’s stock. In exchange for the stock, MPLC issued to the Stockholders 500,000 shares (“Series C Preferred Shares”) of MPLC’s Series C Convertible Preferred Stock, par value $0.10 per share (the “Series C Preferred Stock”), which will be convertible into that number of shares (“Conversion Shares”) of MPLC’s common stock (“Common Stock”), equal to 9,000,000, less the number of shares of Common Stock (on a post-Reverse Split (as hereinafter defined) basis) issuable upon the exercise of all the Company’s options and warrants following their assumption by MPLC.

At the closing, the Company will continue as a wholly-owned subsidiary of MPLC and all costs associated with this Merger up to the amount of cash received will be charged to equity. Although MPLC acquired the Company as a result of the above transactions, the Company’s stockholders will hold a majority of MPLC’s common stock following the transactions. Accordingly, for accounting purposes, the acquisition will be accounted for as a “reverse acquisition” and the Company will be the “accounting acquiror.” Therefore, the transaction will be accounted for as a recapitalization of the Company and recorded based on the fair value of MPLC’s net tangible assets acquired by the Company. No goodwill or other intangible assets will be recorded. Effective at Closing, MPLC changed its fiscal year end to December 31. Since the Company is the surviving entity, the financial statements and other data to be reported in MPLC’s Form 10-KSB for the year ended December 31, 2005 will reflect the Company’s historical results of operations prior to these transactions.

NEW MOTION, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - Subsequent Event (Continued)

MPLC also assumed the outstanding options and warrants issued by the Company, and those options and warrants now entitle the Company’s holders to purchase that number of shares (on a post-Reverse Split basis) of Common Stock. The Exchange represented a combined plan to capitalize MPLC, by executing the Exchange Agreement and effectuating the exchange, to implement a tax-exempt contribution of property under Section 351 of the Internal Revenue Code of 1986, as amended.

On January 24, 2007, MPLC entered into a Series A Convertible Preferred Stock Purchase Agreement with Trinad pursuant to which MPLC sold one share of Series A Preferred Stock to Trinad in a private placement transaction for aggregate gross proceeds to MPLC of $3,500,000. On January 30, 2007, MPLC entered into the Series B Purchase Agreement with the Series B Investors pursuant to which MPLC sold 650 shares of Series B Preferred Stock to the Series B Investors in a private placement transaction for aggregate gross proceeds to MPLC of $6,500,000. Both series of preferred stock will automatically convert into common shares of MPLC at the Closing of the above transactions.